UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2025

BTCS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40792	90-1096644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9466 Georgia Avenue #124, Silver Spring, MD 20910

(Address of Principal Executive Offices, and Zip Code)

(202) 430-6576

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BTCS	The Nasdaq Stock Market (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed on a Current Report on Form 8-K (“Prior 8-K”) filed with the Securities and Exchange Commission on July 21, 2025, BTCS Inc. (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with two accredited investors (collectively the “Investors”), pursuant to which the Company issued to the Investors 5% Original Issue Discount Senior Secured Convertible Notes (the “Notes”) in an aggregate principal amount of $10,050,000, for a purchase price of $9,547,500. In connection with the issuance of the Notes, the Company also agreed to issue to the investors 879,375 five-year warrants (“Warrants”) which are exercisable at $8.00 per share (collectively, the “Offering”). The Offering closed on July 22, 2025 and the Notes and Warrants were issued.

The Notes: (i) are convertible into shares of the Company’s common stock at a conversion price of $13.00 per share, (ii) mature 24 months from the closing date, (iii) accrue an interest rate of 6% per annum, which may be paid on a quarterly basis in cash or freely tradable shares, (iv) contain a 4.99% beneficial ownership conversion limitation, and (v) are secured by all of the Company’s assets as collateral, except for Ethereum deposited as collateral for USDT borrowings on AAVE and certain other exclusions.

A trust of which Mr. Charles Allen, the Company’s Chairman of the Board and Chief Executive Officer, is a beneficiary but is not the settlor or trustee invested $47,500 in the Offering.

The foregoing description of the terms and conditions of the SPA, the Notes, the Warrants and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the forms of the SPA, the Notes, and the Warrants, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, to the Prior 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Item 7.01. Regulation FD Disclosure.

On July 28, 2025, BTCS Inc. issued a press release regarding its updated ETH and Cash Market Value and the Closing of the Offering.

The information in Item 7.01 of this report, including the information in the press release attached as Exhibit 99.1 to this report, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this report, including the information in the press release attached as Exhibit 99.1 to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit
99.1	Press Release dated July 28, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BTCS INC.

Date: July 28, 2025	By:	/s/ Charles W. Allen
	Name:	Charles W. Allen
	Title:	Chief Executive Officer